U.S. Securities and Exchange Commission

Washington, D.C. 20549

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Form 8-k

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

July 11, 2014 (June 30, 2013)

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Commission File No. 333-123465

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Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

18100 Von Karman Avenue, Suite 850

Irvine, CA 92612

(Address of principal executive offices)

(949) 272-5677

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

  As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

(2)

Section 501. Corporate Governance and Management

Item 5.01. Changes in Control of Registrant

On June 30, 2013, Metwood Inc. (“Metwood”), a Nevada corporation, with its principal offices at 819 Naff Road, Boones Mill, Virginia, 24065 and Global Energy Group LLC (“GEG”), with its principal offices at 101 Marietta Street, Suite 3100, Atlanta, Georgia 30303, entered into a Member Interests Purchase Agreement (the “Agreement”), dated June 30, 2013.  According to the Agreement, on June 30, 2013, Metwood Inc., completed the acquisition of Global Energy Group LLC. Formal notification of the transaction was filed with the United States Securities and Exchange Commission (SEC), on a Form 8-K Report on August 5, 2013, by Metwood Inc. The Form 8-K Report is included in Metwood Inc.’s, SEC filings.

On June 30, 2013, Global Energy Group LLC directly owned 1,568,630,000 shares of Universal Bioenergy’s (the Company) common stock. The 1,568,630,000 shares was the equivalent of 61.78% of the Company’s 2,538,903,268 outstanding shares of common stock that were issued and outstanding on May 20, 2013, as reported in the Company’s Form 10-Q Report for the period ended March 31, 2013.

Due to the acquisition of Global Energy Group LLC by Metwood, (pursuant to the “Member Interest Purchase Agreement”), Metwood may be deemed to have indirect beneficial ownership (as that term is described in Rule 13d-3 under the Act), of the shares of which Global Energy Group LLC directly beneficially owns. As a result of the acquisition of Global Energy Group LLC by Metwood Inc., on June 30, 2013, a change of control of Universal Bioenergy (the Company) occurred.

Overview of Metwood Inc.

Metwood Inc., a Nevada corporation is a public company that is presently listed on the OTC Markets Group trading systems under the trading symbol “MTWD”. Metwood, Inc. ("Metwood") was organized under the laws of the Commonwealth of Virginia on April 7, 1993. EMC Energies, Inc., (“EMC”), was incorporated under the laws of the State of Wyoming on June 19, 1969. On January 28, 2000, Metwood Inc., through a majority shareholder vote, changed its domicile to Nevada through a merger with EMC Energies, Inc., a Nevada corporation. Metwood Inc., has been in the metal and metal/wood construction materials manufacturing business since 1992. Its principal offices are located at 819 Naff Road, Boones Mill, Virginia, 24065.

(3)

Overview of Global Energy Group LLC

Global Energy Group, LLC (“GEG”) is our majority shareholder. “GEG” is a holding company whose primary business is the acquisition of strategic business assets, companies, and investment or joint ventures in both private and public companies for its investment portfolio. GEG has an energy order fulfillment platform to engage in the physical and financial trading of natural gas, electricity, petroleum and related energy commodities. Its principal offices are located at 101 Marietta Street, Suite 3100, Atlanta, Georgia 30303.

On June 30, 2013, Global Energy Group LLC directly owned 1,568,630,000 shares of Universal Bioenergy’s (the Company) common stock. Previously, on April 10, 2013, 1,568,630,000 shares of the Company’s common stock were issued to Global Energy Group LLC, and as a result “GEG” owned 61.78% of the Company’s issued and outstanding shares, and a change of control of the Company occurred at that time. At that time, Global Energy Group LLC was then deemed an affiliate. Formal notification of the transaction was filed with the United States Securities and Exchange Commission (SEC), on a Form 8-K Report on May 2, 2014, by the Company.

Summary of Transaction and Member Interest Purchase Agreement

Metwood Inc., and Global Energy Group LLC, (“GEG”), entered into a Member Interests Purchase Agreement (the “Agreement”), dated June 30, 2013. Pursuant to the Member Interest Purchase Agreement and subject to the terms and conditions set forth therein, Metwood purchased ninety nine (99%) percent of the Member Interests of “GEG”, in exchange consideration consisting of 20 million shares of “Series A” Preferred Stock, and 60 million shares Common Stock of Metwood.

Approval of the Agreement

a. The Officers of Metwood Inc., and the Members of Global Energy Group LLC executed the Member Interests Purchase Agreement, dated June 30, 2013. The “Member Interests Purchase Agreement” is attached as “Exhibit 10.1” to Schedule 13D/A, that was filed with the United States Securities and Exchange Commission (SEC) on February 7, 2014, in the Company’s filings.

b. The “Member Interests Purchase Agreement” was approved by the Board of Directors of Metwood Inc., on June 30, 2013. The “Unanimous Written Consent Of The Board Of Directors Of Metwood, Inc.”, is attached as “Exhibit 10.3” to Schedule 13D/A, that was filed with the United States Securities and Exchange Commission (SEC) on February 7, 2014, in the Company’s filings.

c. The acceptance of Metwood Inc., as the new majority Member of Global Energy Group LLC, was approved by the Members of Global Energy Group LLC. The “Written Consent And Joint Action Of The Majority Of The Members Of Global Energy Group LLC”, dated June 30, 2013, is attached as “Exhibit 10.2” to Schedule 13D/A, that was filed with the United States Securities and Exchange Commission (SEC) on February 7, 2014, in the Company’s filings.

d. According to the Members of Global Energy Group LLC, they sold and exchanged their respective Member Interests to Metwood Inc., on June 30, 2013, via their respective “Bill Of Sale And Exchange Of Member Interests”.

e. Formal notification of the transaction was filed by Metwood Inc., with the United States Securities and Exchange Commission (SEC), on a Form 8-K Report on August 5, 2013. The Form 8-K Report is included in Metwood’s, SEC filings.

f. Formal notification of the sale of the Member Interests of “GEG” to Metwood, and the change in beneficial ownership of the 1,568,630,000 shares of Universal Bioenergy’s common stock, was filed by “GEG” with the United States Securities and Exchange Commission (SEC) on Schedule 13D/A on February 7, 2014, in the Company’s filings.

Item 9.01 Financial Statements and Exhibits.

(d) None

(4)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc.
Date: July 11, 2014	By:	/s/ Vince M. Guest

Vince M. Guest President and Chief Executive Officer